Interest Rate Index Replacement Agreement

Effective Date:	January 3, 2023
Agent:	TEXAS CAPITAL BANK, a Texas state bank (f/k/a TEXAS CAPITAL BANK, NATIONAL ASSOCIATION)
Borrower:	The Saint June, L.P., a Texas limited partnership
Guarantor:	Stratus Properties Inc., a Delaware corporation
Loan Agreement:	Loan Agreement among Borrower, Agent, and Lenders thereto dated June 2, 2021 (as modified or amended from time to time)
Note (collectively):	Amended and Restated Note by Borrower in favor of Texas Capital Bank dated August 13, 2021 in principal amount of $25,320,000.00 (as modified or amended from time to time); and Note by Borrower in favor of TexasBank dated August 13, 2021 in principal amount of $5,000,000.00 (as modified or amended from time to time)
Replacement Effective Date:	January 3, 2023

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Initially capitalized terms used herein but not defined have the meanings set forth in the Loan Agreement.

2.Generally, it is the intent of the parties hereto that the interest rate index used to determine the interest rate of the loan evidenced by the Note and the Loan Agreement be changed from a LIBOR based index to a Term SOFR based index. As of the Replacement Effective Date, the Note will bear interest at the Applicable Rate, which will be based on the Term SOFR index (plus the Applicable Margin), which Term SOFR index will reset monthly as provided in the definition of Term SOFR below and all accrued interest thereon will be payable on the first day of each calendar month. Any right or option of the Borrower to elect an index other than a Term SOFR index is deleted. The definition of Base Rate in the Loan Agreement and all uses thereof, are deleted as the parties intend that the Term SOFR index rate solely be used in the calculation of the interest rate.

3.Specifically, effective as of the Replacement Effective Date, the Loan Agreement is amended as follows:

a.The defined term Applicable Margin is amended and restated as follows:

Applicable Margin for Term SOFR
2.85%

b.The defined term Applicable Rate is amended and restated as follows:

“Applicable Rate” means Term SOFR plus the Applicable Margin, but in no event shall the Applicable Rate (a) be less than three hundred fifty (350) basis points (3.5%) per annum or (b) exceed the Maximum Rate.

c.The defined term “LIBOR” is replaced with “Term SOFR” and amended and restated as follows:

“Term SOFR” means the Term SOFR Reference Rate for a 1 Month tenor on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of each calendar month (or in the case of the first effective Term SOFR index, the replacement effective date thereof), as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day. In no event shall Term SOFR be less than 0.75% per annum.

d.The following definitions are hereby added to the Loan Agreement:

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion).

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

e.The following definitions are hereby deleted in their entireties from the Loan Agreement: “Adjusted LIBOR”; “LIBOR Banking Day”; “LIBOR Determination Date”; “LIBOR Interest Period”; and “Statutory Reserve Rate”.

f.All the references to “LIBOR” or “Adjusted LIBOR”, as applicable, in the definitions of “Base Rate”, “Funding Loss”, “Portion”, and “Statutory Reserve Rate”, and in Sections 14.1-14.3, and Section 14.5 of the Loan Agreement are hereby deleted in their entireties and replaced with references to “Term SOFR”.

4.Agent makes no representation or warranty concerning the Term SOFR index rate. Initially and over time, the Term SOFR index rate will differ from LIBOR. Agent shall not be liable in any manner with respect to such fluctuation or the determination of the Term SOFR index rate.

5.The execution of this agreement is not intended nor shall it be construed as (i) an actual or implied waiver of any Event of Default (as defined in the Loan Agreement) or (ii) an actual or implied waiver of any condition or obligation of Borrower or Guarantor. Except as specifically modified herein, the terms of the Note and Loan Agreement remain unchanged, are in full force and effect and are ratified and confirmed in all respects. All liens, security interests and assignments which secure the obligations in the Note and the Loan Agreement remain unchanged and continue, unabated, in full force and effect.

6.If any term or provision of this agreement is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid term or provision shall not affect the balance of the terms and provisions hereof. This agreement is deemed to have been prepared jointly by the parties hereto, and if any inconsistencies or ambiguities exist herein, they shall not be interpreted or construed against either party as the drafter. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. If the terms of this agreement conflict with the terms of the Note or Loan Agreement, to the extent of such conflict, the terms of this agreement shall control. A signed copy of this agreement delivered by email or other means of electronic transmission (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be deemed to have the same legal effect as delivery of an original signed copy of this agreement.

7.THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

AGENT:

TEXAS CAPITAL BANK, a Texas state bank (f/k/a TEXAS CAPITAL BANK, NATIONAL ASSOCIATION)

                        By: /s/ Dustin Cosper
                        Name: Dustin Cosper
                        Title: Senior Vice President

LENDERS:

TEXAS CAPITAL BANK, a Texas state bank (f/k/a TEXAS CAPITAL BANK, NATIONAL ASSOCIATION)

                        By: /s/ Dustin Cosper
                        Name: Dustin Cosper
                        Title: Senior Vice President

TEXASBANK, a Texas state bank

                        By: /s/ Christopher Empson
                        Name: Christopher Empson
                        Title: Senior Vice President

    [Interest Rate Index Replacement Agreement]

BORROWER:

THE SAINT JUNE, L.P.,
a Texas limited partnership

By:    The Saint June GP, L.L.C., a Texas limited liability company, General Partner

By:    STRS L.L.C., a Delaware limited liability company, Manager

By:    Stratus Properties Inc., a Delaware corporation, Sole Member and Manager
By: /s/ Erin D. Pickens
                                Name: Erin D. Pickens
                                Title: Senior Vice President

GUARANTOR:

STRATUS PROPERTIES INC.,
a Delaware corporation
By: /s/ Erin D. Pickens
                    Name: Erin D. Pickens
                    Title: Senior Vice President

    [Interest Rate Index Replacement Agreement]